UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2023
Anterix Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)
(973) 771-0300
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange on which registered
Common Stock, $0.0001 par value	ATEX	The Nasdaq Stock Market LLC
(NASDAQ Capital Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

Anterix Inc. 2023 Stock Plan

On August 8, 2023 (the "Effective Date"), the stockholders of Anterix Inc. (the “Company”) approved the adoption of a new equity-based compensation plan known as the Anterix Inc. 2023 Stock Plan (the “New Plan”) at the Company's 2023 Annual Meeting of Stockholders. The New Plan was adopted by the Company’s Board of Directors on July 12, 2023 subject to approval of the stockholders. The New Plan permits the Company to grant equity compensation awards to employees (including officers), consultants and non-employee directors of the Company and the employees and consultants of its parent or subsidiaries.

As of the Effective Date, no additional awards may be granted under the Anterix Inc. 2014 Stock Plan (the “Prior Plan”). The New Plan reserves 250,000 shares of common stock of the Company (“Shares”) for grant. Additionally, Shares remaining for grant under the Prior Plan immediately prior to the Effective Date, Shares subject to outstanding stock awards granted under the Prior Plan that, following the Effective Date, expire or are terminated or cancelled without having been exercised or settled in full, and Shares acquired pursuant to an award subject to forfeiture or repurchase that are forfeited or repurchased by the Company for an amount not greater than the recipient's purchase price are issuable under the New Plan.

The foregoing description of the terms and conditions of the New Plan is qualified in its entirety by reference to the terms and conditions of the New Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Anterix Inc. 2023 Stock Plan incorporated by reference from Exhibit B to the Registrant’s Definitive proxy statement filed on July 14, 2023 (File No. 001-36827).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anterix Inc.

Date: August 14, 2023	/s/ Gena L. Ashe
Gena L. Ashe
Chief Legal Officer and Corporate Secretary